UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2017

TURNING POINT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37763	20-0709285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5201 Interchange Way, Louisville, KY 40229
(Address of principal executive offices)

(502) 778-4421
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Under the 2006 Equity Incentive Plan (the “2006 Plan”) of Turning Point Brands, Inc. (the “Company”), the Board of Directors (the “Board”) previously granted to 2006 Plan participants options to purchase 514,314 shares of Company common stock expiring on September 18, 2017.

On February 7, 2017, the Board and the Compensation Committee of the Board adopted an amendment (the “Plan Amendment”) to the 2006 Plan authorizing the Board to cancel stock options issued under the 2006 Plan by paying the option holder cash equal to the fair market value of the shares underlying the option, less the exercise price per share.

Also on February 7, 2017, in accordance with the Plan Amendment, the Board approved stock option cash-out agreements (the “Cash-Out Agreements”) with three Company officers and a director for the cancellation of 83,400 expiring stock options in exchange for payments to the option holders of $11.99 per share, or an aggregate $999,966. Of the 83,400 options cancelled, the Company cancelled 12,510 expiring stock options owned by the Company’s General Counsel for aggregate consideration of $149,994.90.

In adopting the Plan Amendment and determining to cancel a portion of the expiring stock options, the Board and the Compensation Committee considered that under the Company’s securities trading policy certain participants exercising options could only sell shares to satisfy withholding and other tax obligations during limited windows between the date of the adoption of the Plan Amendment and the expiration date of the stock options. The cancellation of the stock options provides for mitigation of the downward market pressure from the potential sale of stock to satisfy withholding and other tax obligations.

The descriptions of the Plan Amendment and the Cash-Out Agreements are qualified in their entirety by Amendment No. 3 to the Plan and the Form of Cash-Out Agreement attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 3 to the 2006 Equity Incentive Plan of North Atlantic Holding Company, Inc.

10.2	Form of Cash-Out Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNING POINT BRANDS, INC.

Dated: February 9, 2017	By:	/s/ James Dobbins
James Dobbins
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3 to the 2006 Equity Incentive Plan of North Atlantic Holding Company, Inc.

10.2	Form of Cash-Out Agreement.